CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Operating expenses:
Research and development expenses	$ 673	$ 1,620
General and administrative expenses	1,039	589
Costs related to aborted IPO	621
Operating loss	2,333	2,209
Financial expense, net	1,360	994
Revaluation of warrants to purchase Convertible Preferred A Shares		152
Loss before taxes on income	3,693	3,355
Taxes on income	27	127
Net comprehensive loss	$ 3,720	$ 3,482
Net basic and diluted loss per share	$ (2.69)	$ (2.53)
Weighted average number of Ordinary Shares used in computing basic and diluted net loss per share	1,448,363	1,448,363